NASDAQ: HMSY

Q1 2008 Investor Call

Robert M. Holster, CEO

William C. Lucia, President

Walter D. Hosp, CFO

Contact:

Christine Rogers

crogers@hmsy.com

212.857.5986

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors;
(vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2007.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,”
“confident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

Q1 2008 Earnings Call

Discussion Outline

Q1 2008 financial performance

New business

2008 guidance

Q & A

Q1 2008 Earnings Call

Consolidated Statements of Income ($ in thousands)

          $   0.11

$   0.12

Net income per fully diluted share

                              Three Months Ended

                             March 31

2008

2007

Revenue

            $38,943

       $32,238

Cost of Services:

    Compensation

              16,556

13,073

    Data Processing

2,966

2,147

    Occupancy

2,590

1,981

    Direct project costs

5,493

5,157

    Other operating costs

4,487

2,843

    Amortization of related intangibles

1,162

1,163

          Total cost of services

   $33,254

        $26,364

Operating income

             $ 5,689

           $ 5,874

Net interest expense

(218)

(604)

    Income before income taxes

              $  5,471

           $  5,270

Income taxes

2,298

2,298

          Net income

             $ 3,173

          $ 2,972

Q1 2008 Earnings Call

Condensed Balance Sheets ($ in thousands)

March 31, 2008

December 31, 2007

Assets

Current assets:

        Cash and cash equivalents and short-term investments

              $16,704

              $21,275

        Accounts receivable, net

                 41,956

                 39,704

        Prepaid expenses and other current assets

                     3,269

                     3,970

               Total current assets

              $61,929

              $64,949

Property and equipment, net

                 16,866

                 16,496

Other non-current assets

             105,579

             106,655

Total assets

          $184,374

          $188,100

Liabilities and Shareholders' Equity

Current liabilities:

        Accounts payable, accrued expenses and other liabilities

              $13,705

              $21,539

        Current portion of long-term debt

                     6,300

                     6,300

               Total current liabilities

                 20,005

                 27,839

Long-term debt

                 15,750

                 17,325

Other liabilities

                     4,217

                     4,187

Total liabilities

              $39,972

              $49,351

Total shareholders' equity

             144,402

             138,749

Total liabilities and shareholders' equity

          $184,374

          $188,100

Q1 2008 Earnings Call

Condensed Statements of Cash Flow ($ in thousands)

         Three Months Ended

           March 31

 2008                           2007

Net income

       $3,173

        $ 2,972

Net cash provided by (used in) operating
activities

       (2,584)

                         845

Net cash used in investing activities

(2,224)

        (2,402)

Net cash provided by (used in) financing
activities

         237

        (2,500)

Net (decrease)/ increase in cash and cash
equivalents

      $ (4,571)

     $ (4,057)

Cash / cash equivalents at beginning of period

          $21,275

            $12,527

Cash / cash equivalents at end of period

          $16,704

              $ 8,470

Q1 2008 Earnings Call

EBITDA Reconciliation ($ in thousands)

                Three Months Ended

                            March 31,

2008

2007

        Net income

          $ 3,173

          $ 2,972

        Net interest expense (income)

                      218

604

        Income taxes

                2,298

 2,298

         Depreciation and amortization, net of deferred
         financing costs included in net interest expense

      2,860

                 2,346

Earnings before interest, taxes, depreciation
and amortization  (EBITDA)

        $ 8,549

$ 8,220

        Share based compensation expense

                      798

                      551

Adjusted EBITDA

        $ 9,347

        $ 8,771

Q1 2008 Earnings Call

State Government

California Workers’ Compensation: North and South

New Jersey Cost Report Audits

Contract extensions:  FL, WV, WI, MO, MI

Managed Care

NEW PLANS

CalOptima (300,000 lives)

Molina: California: (289,000 lives)

UHC: Tennessee, NY, and Wisconsin (366,000 lives)

Wellcare: Florida plan (362,000 lives)

EXPANSIONS

Centene: Pharmacy recovery and medical recovery

Molina: Ohio & Indiana Pharmacy Recovery

New Business

Q1 2008 Earnings Call

2008 Guidance

Q1 2008 Earnings Call

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted
EBITDA represents EBITDA adjusted for share based compensation expense. EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes
EBITDA and adjusted EBITDA information is useful to investors for these reasons. Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable
GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted
EBITDA to net income in this presentation.

Q1 2008 Earnings Call

NASDAQ: HMSY